Dreyfus Massachusetts Intermediate Municipal Bond Fund

SEMIANNUAL REPORT September 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)


The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Massachusetts

                                               Intermediate Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Massachusetts Intermediate Municipal Bond Fund, covering the six-month period from April 1, 1999 through September 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Massachusetts Intermediate Municipal Bond Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 15, 1999




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Massachusetts Intermediate Municipal Bond Fund perform during the period?

The portfolio produced a -1.46% total return(1) over the six-month period ended September 30, 1999, compared with a total return of -2.22% for the Massachusetts Intermediate Municipal Debt Funds category average over the same period.(2)

What is the fund's investment approach?

The fund' s objective is to seek as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. We also seek to provide a competitive total return consistent with this income objective.

In pursuing these goals, we employ two primary strategies. First, we tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand adjustments. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio' s average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio' s average duration to maintain current yields for as long as practical.

Second, we attempt to add value by selecting tax-exempt bonds that we believe are the most likely to provide an attractive total return.

What other factors influenced the fund's performance?

The fund was affected by rising interest rates over the past six months. Economies in Japan and Southeast Asia appear to have begun to recover, and the growth of the U.S. economy has been stronger than most analysts expected. This economic news raised concerns among some fixed-income investors that inflationary pressures might re- The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

emerge. In fact, the Federal Reserve Board increased short-term interest rates twice during the summer of 1999 in an attempt to forestall a reacceleration of inflation. Because the market anticipated these changes in monetary policy before they were announced, longer term tax-exempt yields had already risen by the time the interest-rate hikes were actually implemented.

In addition, the fund was affected by supply-and-demand factors in the municipal bond marketplace. Because strong economic conditions have reduced the need for Massachusetts municipalities to borrow in the tax-exempt markets, there was substantially less issuance of new municipal bonds during the first nine months of 1999 compared to the same period one year ago. While demand has remained strong from individual investors seeking to reduce their income tax liabilities, demand from institutional investors such as insurance companies has fallen. This imbalance between supply and demand has recently boosted the rise of tax-exempt bond yields relative to taxable U.S. Treasury securities. As a result, municipal bonds -- including those from Massachusetts issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

We continue to search for the most attractive values in the Massachusetts municipal bond market. We have found such values, in our opinion, primarily in higher quality insured, intermediate-term bonds.(3) As bonds within the portfolio have been pre-refunded or called by their issuers, we have generally reinvested those proceeds in several ways: full coupon paper that supports the income stream, and issues selling at a discount to their face values. We have found values in such bonds in the 5- to 7-year and 10- to 14-year maturity ranges. These bonds' prices may be temporarily depressed because their issuers -- such as utilities and hospitals -- have lagged the market.


After maintaining the fund's average duration toward the short end of its range as interest rates rose through the first half of 1999, we have since increased the average duration to a more neutral position. This shift was primarily a response to our belief that most of the effects of higher interest rates have already been incorporated into bond prices. It also allows us to lock in prevailing yields for longer periods and take advantage of the potential for capital appreciation if interest rates begin to fall from current levels. However, we have kept some cash on hand to give us the flexibility we need to capture any Y2K-related opportunities as the new year approaches.

October 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC.

(3) NEITHER THE MARKET VALUE OF THE BONDS COVERED BY SUCH INSURANCE, NOR FUND SHARES, ARE INSURED. INSURANCE EXTENDS ONLY TO THE REPAYMENT OF PRINCIPAL OR TO PORTFOLIO BONDS THAT DEFAULT.

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

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 1999 (Unaudited)

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.2%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--80.7%

Barnstable 4.50%, 3/15/2015                                                                   1,000,000                  878,220

Boston 6.20%, 7/1/2002                                                                          865,000                  907,792

Fall River 5.25%, 6/1/2010 (Insured; MBIA)                                                    1,000,000                1,005,570

Haverhill 5%, 8/15/2011 (Insured; FSA)                                                        1,620,000                1,576,778

Lawrence 5%, 9/15/2002                                                                        1,030,000                1,045,666

Lowell:

   5.60%, 4/1/2005 (Insured; FSA)                                                             1,530,000                1,597,213

   5.30%, 12/15/2010 (Insured; AMBAC)                                                         1,000,000                1,011,170

Lynn 5%, 1/15/2006                                                                            1,185,000                1,198,616

Massachusetts Bay Transportation Authority
  (General Transportation System):

      6%, 3/1/2005                                                                              970,000                1,029,393

      6%, 3/1/2005 (Prerefunded 3/1/2003)                                                        30,000  (a)              32,009

      6%, 3/1/2006                                                                            1,230,000                1,305,313

      6%, 3/1/2006 (Prerefunded 3/1/2003)                                                        20,000  (a)              21,340

      5.50%, 3/1/2012 (Insured; MBIA)                                                         1,000,000                1,023,930

Massachusetts Commonwealth:

   5.40%, 11/1/2006                                                                           2,000,000                2,077,960

   6%, 8/1/2010 (Insured; AMBAC)                                                              1,500,000                1,619,640

   Consolidated Loan:

      5.75%, 5/1/2003                                                                           500,000                  522,230

      5.30%, 7/1/2006                                                                         1,750,000                1,805,423

Massachusetts Educational Financing Authority,
   Education Loan Revenue
   5.70%, 7/1/2011 (Insured; AMBAC)                                                           1,880,000                1,905,004

Massachusetts Health and Educational Facilities Authority, Revenue:

   (Baystate Medical Center) 4.90%, 7/1/2005 (Insured; FGIC)                                  1,000,000                1,010,660

   (Bentley College) 5.50%, 7/1/2003 (Insured; MBIA)                                            500,000                  518,185

   (Cape Cod Health System)

      5%, 11/15/2002 (Insured; College Construction

      Loan Insurance Association)                                                             1,000,000                1,019,480

   (Caritas Christi Obligation Group) 5.25%, 7/1/2005                                         1,000,000                  989,760

   (Central New England Health System) 5.75%, 8/1/2003                                          725,000                  715,155

   (Faulkner Hospital) 5.75%, 7/1/2003                                                        1,850,000                1,909,996

   (Hallmark Health System) 5.25%, 7/1/2010 (Insured; FSA)                                    2,055,000                2,067,412

   (Massachusetts General Hospital):

      4.85%, 7/1/2004 (Insured; AMBAC)                                                        1,000,000                1,009,430

      6%, 7/1/2004 (Insured; AMBAC)                                                           1,875,000                1,987,819

   (New England Medical Center Hospitals)

      4.90%, 7/1/2006 (Insured; MBIA)                                                         1,365,000                1,373,872

   (Partners Healthcare System)

      5.125%, 7/1/2011 (Insured; MBIA)                                                        1,000,000                  985,180



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Housing Finance Agency, Housing Projects

   6.30%, 10/1/2013                                                                           2,000,000                2,078,920

Massachusetts Industrial Finance Agency, Revenue:
  (Combined Jewish Philanthropies)

      5.65%, 2/1/2003 (Insured; AMBAC)                                                          795,000                  825,345

   (Ogden Haverhill Project) 5.45%, 12/1/2012                                                 1,000,000                  956,020

   (Refusetech, Inc. Project) 6.15%, 7/1/2002                                                 1,800,000                1,850,400

Massachusetts Municipal Wholesale Electric Co.,

  Power Supply Systems Revenue:

      5.875%, 7/1/2003                                                                          500,000                  518,305

      6.75%, 7/1/2008                                                                         1,000,000                1,065,310

Massachusetts Port Authority, Revenue 5.10%, 7/1/2010                                         1,175,000                1,157,058

Massachusetts Water Pollution Abatement Trust,

  Water Pollution Abatement Revenue

    (Pool Loan Program):

         5.25%, 2/1/2008                                                                      1,000,000                1,025,370

         5.70%, 2/1/2012                                                                      2,260,000                2,325,924

Milford 5.10%, 12/15/2010                                                                     1,300,000                1,300,325

New Bedford 5.60%, 3/1/2003                                                                     600,000                  615,990

New England Education Loan Marketing Corp.,

  Student Loan Revenue:

      6%, 3/1/2002                                                                              500,000                  513,875

      6.90%, 11/1/2009                                                                        1,000,000                1,084,160

Pioneer Valley Transit Authority, COP

   5.70%, 2/1/2003 (Insured; CGIC)                                                            1,240,000                1,288,062

Plymouth County, COP (Correctional Facility Project)

   5%, 4/1/2015 (Insured; AMBAC)                                                              1,500,000                1,400,910

Worcester 6%, 8/1/2003                                                                          545,000                  569,465

U. S. RELATED--15.5%

Guam Airport Authority, Revenue 6%, 10/1/2000                                                 1,100,000                1,119,085

Guam Government, LOR, (Infrastructure Improvement)

   5%, 11/1/2012 (Insured; AMBAC)                                                             1,000,000                  979,750

Puerto Rico Commonwealth:

   5.375%, 7/1/2005                                                                           1,000,000                1,035,390

   5.50%, 7/1/2011                                                                            1,000,000                1,025,600

   5.25%, 7/1/2014                                                                            1,000,000                  981,300

Puerto Rico Electric Power Authority, Power Revenue

   5.50%, 7/1/2008                                                                            1,000,000                1,035,370

Puerto Rico Industrial Tourist Educational, Medical and
   Environmental Control Facilities Financing Authority,
   Industrial Revenue (Guaynabo Warehouse)
   4.35%, 7/1/2006                                                                            1,000,000                  941,280

                                                                                                                        The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Virgin Islands Public Finance Authority, Revenue

   6%, 10/1/2004                                                                                965,000                  988,179

Virgin Islands Water and Power Authority, Electric Systems

   5.125%, 7/1/2003                                                                           1,000,000                1,021,120

   5.125%, 7/1/2011                                                                           1,000,000                  980,040

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $62,185,699)                                                              62,832,769
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--2.0%
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Health and Educational Facilities Authority,
  Revenue, VRDN (Capital Asset Program) 3.90% (Insured; MBIA)

   (cost $1,300,000)                                                                          1,300,000  (b)           1,300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $63,485,699)                                                              98.2%               64,132,769

CASH AND RECEIVABLES (NET)                                                                         1.8%                1,201,689

NET ASSETS                                                                                       100.0%               65,334,458


Summary of Abbreviations

AMBAC               American Municipal Bond Assurance                   LOR                  Limited Obligation Revenue
                        Corporation                                     MBIA                 Municipal Bond Investors
CGIC                Capital Guaranty Insurance Company                                           Assurance Insurance
COP                 Certificate of Participation                                                 Corporation
FGIC                Financial Guaranty Insurance Company                VRDN                 Variable Rate Demand Notes
FSA                 Financial Security Assurance

Summary of Combined Ratings (unaudited)

Fitch                or          Moody's               or              Standard & Poor's                     Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                                   AAA                                        46.9
AA                               Aa                                    AA                                         18.3
A                                A                                     A                                          12.1
BBB                              Baa                                   BBB                                        19.2
F-1+/F-1                         MIG1, VMIG1 & P1                      SP1 & A1                                    2.0
Not Rated c                      Not Rated c                           Not Rated c                                 1.5
                                                                                                                 100.0

A BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

B SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

C SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

  SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund



STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  63,485,699  64,132,769

Cash                                                                    333,418

Interest receivable                                                     906,073

Prepaid expenses                                                          5,739

                                                                     65,377,999
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            26,754

Payable for shares of Beneficial Interest redeemed                          224

Accrued expenses                                                         16,563

                                                                         43,541
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       65,334,458
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      67,221,801

Accumulated net realized gain (loss) on investments                 (2,534,413)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                              647,070
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      65,334,458
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     4,943,732

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                         13.22

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended September 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,722,098

EXPENSES:

Management fee--Note 3(a)                                              201,056

Shareholder servicing costs--Note 3(b)                                  54,667

Professional fees                                                       17,884

Trustees' fees and expenses--Note 3(c)                                  10,951

Prospectus and shareholders' reports                                     3,770

Custodian fees                                                           3,362

Registration fees                                                        3,338

Loan commitment fees--Note 2                                               147

Miscellaneous                                                            6,041

TOTAL EXPENSES                                                         301,216

Less--reduction in management fee due to undertaking--Note 3(a)       (32,994)

NET EXPENSES                                                           268,222

INVESTMENT INCOME--NET                                               1,453,876
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 37,547

Net unrealized appreciation (depreciation) on investments          (2,505,013)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (2,467,466)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (1,013,590)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                                             Six Months Ended
                                                                           September 30, 1999                        Year Ended
                                                                                   (Unaudited)                   March 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                              1,453,876                          2,865,319

Net realized gain (loss) on investments                                                37,547                            258,705

Net unrealized appreciation (depreciation)
   on investments                                                                  (2,505,013)                           308,345

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                       (1,013,590)                         3,432,369
-----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                                             (1,453,876)                        (2,865,319)
-----------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                                                       9,530,692                         14,119,601

Dividends reinvested                                                                1,056,998                          2,146,529

Cost of shares redeemed                                                           (13,742,864)                       (11,561,676)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS                                           (3,155,174)                         4,704,454

TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (5,622,640)                         5,271,504
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                                70,957,098                         65,685,594

END OF PERIOD                                                                      65,334,458                         70,957,098
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                                           712,107                          1,026,555

Shares issued for dividends reinvested                                                 78,880                            156,366

Shares redeemed                                                                    (1,021,393)                          (842,796)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                        (230,406)                           340,125

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                               Six Months Ended

                                             September 30, 1999                            Year Ended March 31,
                                                               --------------------------------------------------------------------

                                                     (Unaudited)            1999       1998        1997         1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 13.71                 13.59      13.07       13.15        12.81         12.91

Investment Operations:

Investment income--net                                 .29                   .58       .59          .58          .59           .61

Net realized and unrealized
   gain (loss) on investments                        (.49)                   .12       .52         (.08)         .34          (.08)

Total from Investment Operations                     (.20)                   .70      1.11          .50          .93           .53

Distributions:

Dividends from investment
   income--net                                       (.29)                  (.58)     (.59)        (.58)        (.59)         (.61)

Dividends from net realized
   gain on investments                                  --                     --       --           --           --          (.02)

Total Distributions                                  (.29)                  (.58)     (.59)        (.58)        (.59)         (.63)

Net asset value, end of period                      13.22                  13.71     13.59        13.07        13.15         12.81
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (2.91)(a)               5.25      8.63         3.98         7.22          4.23
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         .80(a)                 .80       .80          .80          .75          .49

Ratio of net investment income
   to average net assets                             4.33(a)                4.25      4.39         4.42         4.45         4.82

Decrease reflected in above
  expense ratios due to
   undertakings by the Manager                        .10(a)                 .09       .06          .10          .14          .42

Portfolio Turnover Rate                              3.09(b)               13.04     29.22        23.45         31.81        9.41
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      65,334                70,957    65,686       61,931        68,129      68,503

(A)  ANNUALIZED.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Massachusetts Intermediate Municipal Bond Fund (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $2,571,000 available for Federal income tax purposes to be applied The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

against future net securities profits, if any, realized subsequent to March 31, 1999. If not applied, $2,265,000 of the carryover expires in fiscal 2004 and $306,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 1999 through September 30, 1999 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $32,994 during the period ended September 30, 1999.

(B) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1999, the fund was charged $33,136 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 1999, the fund was charged $14,763 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund' s Exchange privilege. During the period ended September 30, 1999, redemption fees retained by the fund amounted to $29.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1999, amounted to $2,012,290 and $7,188,753, respectively.

At September 30, 1999, accumulated net unrealized appreciation on investments was $647,070, consisting of $1,262,295 gross unrealized appreciation and $615,225 gross unrealized depreciation.

At September 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Massachusetts Intermediate
                        Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                   268SA999